Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Annual Report (Form 10K) of MBNA Corporation of our reports dated February 17, 2005, with respect to the consolidated financial statements of MBNA Corporation, MBNA Corporation management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of MBNA Corporation, included in the 2004 Annual Report to Shareholders of MBNA Corporation.

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 33-41936) pertaining to the MBNA Corporation 401(k) Savings Plan,
(2)	Registration Statement (Form S-8 No. 33-41895) pertaining to the MBNA Corporation Long Tern Incentive Plans,
(3)	Registration Statement (Form S-8 No. 33-71640) pertaining to the MBNA Corporation Long Term Incentive Plans,
(4)	Registration Statement (Form S-8 No. 33-95438) pertaining to the MBNA Corporation Long Term Incentive Plans,
(5)	Registration Statement (Form S-3 No. 333-15721) of MBNA Corporation,
(6)	Registration Statement (Form S-4 No. 333-21181) of MBNA Corporation,
(7)	Registration Statement (Form S-8 No. 333-06824) pertaining to the MBNA Corporation Long Term Incentive Plans,
(8)	Registration Statement (Form S-8 No. 333-51477) pertaining to the MBNA Corporation Long Term Incentive Plans,
(9)	Registration Statement (Form S-3 No. 333-74919) of MBNA Corporation,
(10)	Registration Statement (Form S-8 No. 333-79987) pertaining to the MBNA Corporation Long Term Incentive Plans,
(11)	Registration Statement (Form S-8 No. 333-44422) pertaining to the MBNA Corporation Long Term Incentive Plans,
(12)	Registration Statement (Form S-3 No. 333-45814) of MBNA Corporation,
(13)	Registration Statement (Form S-8 No. 333-109035) pertaining to the MBNA Corporation Long Term Incentive Plans;

of our reports dated February 17, 2005, with respect to the consolidated financial statements of MBNA Corporation, MBNA Corporation management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of MBNA Corporation incorporated herein by reference.

Baltimore, Maryland
March 11, 2005

/s/ Ernst & Young LLP